                                                                 Exhibit 10.13.6

                               SIXTH AMENDMENT TO
                          THE CONNECTICUT WATER COMPANY
                           EMPLOYEES' RETIREMENT PLAN

  (as amended and restated as of January 1, 1997, except as otherwise provided therein)

         1. The following sentence is added to Section 2.15, as amended by the Second Amendment, at the end thereof:

         "Notwithstanding anything to the contrary contained in Section 2.15,
Section 2.32, or elsewhere in the Plan, in no event shall any Employee of The Unionville Water Company receive credit for Credited Service hereunder prior to January 1, 2004."

         2. The following sentence is added to Section 2.40 at the end thereof:

         "In calculating an Employee's Vesting Service, service with The Unionville Water Company, both before and after October 31, 2002, shall be taken into account."

         3. The following paragraph is added to Section 3.2, as amended by the Second Amendment, at the end thereof:

         "Employees of The Unionville Water Company shall be eligible to participate hereunder effective January 1, 2004, provided they have satisfied the service requirements hereunder as of that date and are otherwise eligible to participate hereunder. Service with The Unionville Water Company both before and after October 31, 2002 shall count as Service for purposes of meeting the eligibility requirements hereunder. In no event shall any Employee of The Unionville Water Company receive credit for Credited Service hereunder prior to January 1, 2004."

         4. Section 4.2, as set forth in the Second Amendment, is amended by the addition of the following unnumbered paragraph at the end thereof:

         "In the case of Participants who either (1) have not attained a Vested Percentage of one hundred percent (100%) as of December 31, 2003, or (2) have first become eligible to participate in this Plan after December 31, 2003, or both, no more than thirty-seven and one half (37 1/2) years of Credited Service shall be taken into account. This amendment to Section 4.2 is effective as of January 1, 2004. In no event shall this change reduce the accrued benefit of any Participant as of December 31, 2003."

         5.       Section 5.2 is amended to read as follows:

         "5.2     Early Commencement. A Participant who retires in accordance with the provisions of Section 5.1 and elects to have payment of his Retirement Income commence on his Early Retirement Date shall be entitled to receive a reduced Annual Retirement Income in the form stated in Section 4.3. The amount of such reduced Retirement Income shall equal (a) times (b) where:

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                  (a)      equals such Participant's Normal Retirement Income as
                           determined under Section 4.3 based on his Average Earnings and his Credited Service as of his Early Retirement Date and with the Actuarial Equivalent factors described in Subsections 4.3(b) and 4.3 (c) being determined as of his Early Retirement Date; and

                  (b) (1) In the case of Participants who are Participants as of December 31, 2003 and have attained a Vested Percentage of one hundred percent (100%) as of December 31, 2003, equals the appropriate percentage factor from the following table:

Complete Years by Which
Early Retirement Date
Precedes Normal                 Early Retirement
Retirement Date                Percentage Factors
-----------------------        ------------------
          10                           .72
           9                           .76
           8                           .80
           7                           .84
           6                           .88
           5                           .92
           4                           .96
           3                          1.00
           2                          1.00
           1                          1.00
           0                          1.00

                           (2) In the case of Participants who either (A) have not attained a Vested Percentage of one hundred percent (100%) as of December 31, 2003, or (B) first become eligible to participate in this Plan after December 31, 2003, or both, equals the appropriate percentage factor from the following table:

Complete Years by Which
Early Retirement Date
Precedes Normal                 Early Retirement
Retirement Date                Percentage Factors
-----------------------        ------------------
          10                           .40
           9                          .46
           8                          .52
           7                          .58
           6                          .64
           5                          .70
           4                          .76
           3                          .82
           2                          .88
           1                           .94
           0                          1.00

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                  (c)      This amendment to Section 5.2 is effective as of
                           January 1, 2004. In no event shall this change reduce the amount of a Participant's benefit at Early Retirement Date below the amount of the benefit that the Participant would have been entitled to receive based upon the early retirement factors set forth in subparagraph (b)(1) of this Section 5.2, based upon his accrued benefit under the Plan as of December 31, 2003."

         6. Except as hereinabove modified and amended, the Plan as amended shall remain in full force and effect.

         7.       This Amendment is effective as of January 1, 2004.

                                   CERTIFICATE

         The undersigned hereby certifies that The Connecticut Water Company Employees' Retirement Plan, as amended and restated effective as of January 1, 1997, except as otherwise provided therein, was duly amended by the Board of Directors of The Connecticut Water Company by a Sixth Amendment on November 12, 2003, and the Plan, as so amended, is in full force and effect.

November 12, 2003                         [ILLEGIBLE]
                                          -----------------------------
                                          Michele G. DiAcri
                                          Corporate Secretary

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